WBI BullBear Yield 3000 ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 74.9%	Shares	Value
Capital Goods - 6.1%
3M Co.	3,464	$473,529
AMETEK, Inc.	1,380	236,960
Carlisle Cos., Inc.	534	240,166
Comfort Systems USA, Inc.	1,306	509,797
Honeywell International, Inc.	2,305	476,467
Parker- Hannifin Corp.	326	205,973
RTX Corp.	3,960	479,794
		2,622,686

Commercial & Professional Services - 1.6%
Automatic Data Processing, Inc.	863	238,818
Broadridge Financial Solutions, Inc.	1,022	219,761
Paychex, Inc.	1,627	218,327
		676,906

Consumer Discretionary Distribution & Retail - 1.4%
Best Buy Co., Inc.	5,633	581,889

Consumer Durables & Apparel - 4.3%
DR Horton, Inc.	1,263	240,942
Lennar Corp. - Class A (a)	1,299	243,537
PulteGroup, Inc.	1,687	242,135
Whirlpool Corp. (a)	10,396	1,112,372
		1,838,986

Consumer Services - 1.3%
Darden Restaurants, Inc.	3,326	545,896

Consumer Staples Distribution & Retail - 2.4%
Sysco Corp.	6,158	480,693
Target Corp.	3,573	556,888
		1,037,581

Energy - 8.3%
Kinetik Holdings, Inc.	22,614	1,023,510
Marathon Petroleum Corp.	1,440	234,590
Occidental Petroleum Corp.	9,447	486,898
Permian Resources Corp.	77,642	1,056,708
Schlumberger NV	5,675	238,066
Viper Energy, Inc.	10,890	491,248
		3,531,020

Financial Services - 6.7%
American Express Co.	884	239,741
Discover Financial Services	1,299	182,237
T Rowe Price Group, Inc. (a)	15,307	1,667,392
Visa, Inc. - Class A	872	239,756
Voya Financial, Inc.	6,724	532,675
		2,861,801

Food, Beverage & Tobacco - 3.7%
Conagra Brands, Inc.	13,876	451,248
PepsiCo, Inc.	3,290	559,464
Tyson Foods, Inc. - Class A	9,470	564,033
		1,574,745

Health Care Equipment & Services - 6.1%
Becton Dickinson & Co.	2,252	542,957
Cigna Group	1,519	526,242
McKesson Corp.	495	244,738
Medtronic PLC	6,256	563,228
ResMed, Inc.	891	217,511
Universal Health Services, Inc. - Class B	2,195	502,677
		2,597,353

Household & Personal Products - 1.3%
Kenvue, Inc.	24,159	558,798

Insurance - 11.3%
Aflac, Inc.	15,450	1,727,310
Cincinnati Financial Corp.	3,540	481,865
Prudential Financial, Inc.	8,827	1,068,950
Reinsurance Group of America, Inc.	2,346	511,123
Unum Group (a)	8,841	525,509
W R Berkley Corp.	9,392	532,808
		4,847,565

Materials - 1.1%
PPG Industries, Inc.	3,575	473,544

Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
Bristol-Myers Squibb Co. (a)	21,374	1,105,891
Gilead Sciences, Inc.	6,673	559,464
Johnson & Johnson	3,482	564,293
Merck & Co., Inc.	4,173	473,886
		2,703,534

Semiconductors & Semiconductor - 0.6%
Lam Research Corp.	296	241,560

Semiconductors & Semiconductor Equipment - 1.1%
Applied Materials, Inc.	2,304	465,523

Software & Services - 1.3%
International Business Machines Corp. (a)	2,528	558,890

Technology Hardware & Equipment - 1.1%
Hewlett Packard Enterprise Co.	23,660	484,083

Telecommunication Services - 2.5%
AT&T, Inc.	49,454	1,087,988

Utilities - 6.4%
Clearway Energy, Inc. - Class A	21,991	626,084
CMS Energy Corp. (a)	6,899	487,276
DTE Energy Co.	4,220	541,890
UGI Corp.	43,169	1,080,089
		2,735,339
TOTAL COMMON STOCKS (Cost $31,563,029)		32,025,687

EXCHANGE TRADED FUNDS - 23.7%	Shares	Value
First Trust Senior Loan ETF	30,607	1,404,555
Invesco Senior Loan ETF	31,313	657,886
iShares 0-5 Year TIPS Bond ETF	11,121	1,126,780
iShares Fallen Angels USD Bond ETF (a)	57,028	1,559,146
JPMorgan Ltd. Duration Bond ETF	27,630	1,440,904
VanEck IG Floating Rate ETF	61,238	1,559,732
Vanguard Short-Term Inflation-Protected Securities ETF	17,255	850,844
WisdomTree Trust WisdomTree Interest Rate Hedged US Aggregate Bond Fund	69,495	1,558,078
TOTAL EXCHANGE TRADED FUNDS (Cost $10,163,852)		10,157,925

SHORT-TERM INVESTMENTS - 10.5%
Investments Purchased with Proceeds from Securities Lending - 10.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (b)	4,471,347	4,471,347
TOTAL SHORT-TERM INVESTMENTS (Cost $4,471,347)		4,471,347

TOTAL INVESTMENTS - 109.1% (Cost $46,198,228)		46,654,959
Money Market Deposit Account - 6.2% (c)		2,661,463
Liabilities in Excess of Other Assets - (15.3)%		(6,535,285)
TOTAL NET ASSETS - 100.0%		$42,781,137

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS") was developed by and/or is the exclusive property of MSCI, Inc. (MSCI) and Standard & Poors Financial Services LLC (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $4,375,059 which represented 10.2% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(c)
The U.S. Bank Money Market Deposit Account (the MMDA) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 2.87%.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

WBI BullBear Yield 3000 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Funds securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$32,025,687	$	$	$32,025,687
Exchange Traded Funds	10,157,925			10,157,925
Investments Purchased with Proceeds from Securities Lending(a)				4,471,347
Total Investments	$42,183,612	$	$	$46,654,959

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,471,347 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.